UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
March 10, 2022
F5, Inc.
(Exact name of registrant as specified in its charter)

Washington	000-26041	91-1714307

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

801 5th Avenue
Seattle	,	WA	98104
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (206) 272-5555
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	FFIV	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 10, 2022, at the annual meeting of shareholders for fiscal year 2021 (the “Annual Meeting”), the shareholders of F5, Inc. (the “Company”) voted to approve the F5, Inc. Incentive Plan, as amended and restated (the “Plan”), to increase the number of shares of common stock issuable under the Plan by an additional 1,200,000 shares.

The complete text of the Plan is set forth in Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders voted on: (1) the election of eleven directors to hold office until the annual meeting of shareholders for fiscal year 2022 and until their successors are elected and qualified; (2) the approval of the Plan to increase the number of shares of common stock issuable under the Plan by an additional 1,200,000 shares; (3) the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2022; and (4) an advisory vote regarding approval of the compensation of the Company’s named executive officers.

A total of 55,262,223 shares of the Company’s common stock outstanding and entitled to vote were present at the meeting in person or by proxy at the Annual Meeting. The voting results were as follows:

Item 1: Election of eleven directors to hold office until the annual meeting of shareholders for fiscal year 2022:
Name of Director	For	Against	Abstain	Broker Non-Votes
Sandra E. Bergeron	48,719,343	2,968,022	70,551	3,504,307
Elizabeth L. Buse	50,632,491	1,054,824	70,601	3,504,307
Michael L. Dreyer	48,009,118	3,675,522	73,276	3,504,307
Alan J. Higginson	47,400,834	4,284,684	72,398	3,504,307
Peter S. Klein	42,416,547	9,269,355	72,014	3,504,307
François Locoh-Donou	51,406,623	237,710	113,583	3,504,307
Nikhil Mehta	49,429,041	2,256,620	72,255	3,504,307
Michael F. Montoya	51,458,159	187,621	112,136	3,504,307
Marie E. Myers	50,468,651	1,218,788	70,477	3,504,307
James M. Phillips	50,660,385	1,024,430	73,101	3,504,307
Sripada Shivananda	49,500,905	2,183,437	73,574	3,504,307

Item 2: Approval of the Plan to increase the number of shares of common stock issuable under the Plan by an additional 1,200,000 shares:
For	Against	Abstain	Broker Non-Votes
45,324,388	6,346,213	87,315	3,504,307

Item 3: Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2022:
For	Against	Abstain
51,912,915	3,280,672	68,636

Item 4: Advisory vote on the approval of the compensation of the Company’s named executive officers:
For	Against	Abstain	Broker Non-Votes
44,501,349	7,168,029	88,538	3,504,307

Item 9.01	Financial Statements and Exhibits
(d) Exhibits:

10.1	F5, Inc. Incentive Plan, as amended and restated.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F5, INC. (Registrant)
Date: March 11, 2022	By:	/s/ Scot F. Rogers
Scot F. Rogers
Executive Vice President and General Counsel